DTE Energy

2nd Quarter 2012
Earnings Conference Call

July 27, 2012

DTE Energy

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2011 Forms 10-K and 2012 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2011 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

DTE Energy

Participants

- Dave Meador, Executive Vice President and CFO
- Peter Oleksiak, Vice President, Controller & Investor Relations
- Nick Khouri, Vice President and Treasurer
- Mark Rolling, Director of Investor Relations

- Overview
- Second Quarter 2012 Earnings Results
- Cash Flow and Capital Expenditures
- Summary

Investment Thesis

DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

– Utility growth plan driven by mandated investments

– Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns

– Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability

– Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography





5%-6% Average Annual EPS Growth

+

Attractive Dividend





Overview

DTE Energy

DTE Energy 2Q 2012 operating earnings per share* of $0.86 vs. $0.65 in 2Q 2011; maintaining 2012 operating earnings guidance of $3.65 - $3.95

- **Detroit Edison** 2Q results improved year over year due to weather with no decoupling
- **Power and Industrial (P&I)** earnings up due to reduced emissions fuel (REF) contribution
- **Energy Trading** earnings down due to fewer market opportunities

Annualized dividend increased 5.5% to $2.48 per share ***(effective October 2012 dividend)***

Balance sheet remains strong; on pace to reach 2012 targets

- Generated $1.2 billion in cash from operations YTD 2012
- Issued $500 million of Detroit Edison debt at record low rates
- Barnett proved reserves increased 50% over 2011; targeting monetization by year-end

Growth investments on track

- Gratiot County Wind Park fully operational (212MW); an additional 110MW of renewable capacity to be in-service by the end of the year
- Bluestone development continues; on-line in 2012
- Good progress on planned REF relocations
- P&I to acquire a portfolio of on-site energy projects

* Reconciliation to GAAP reported earnings included in the appendix

2012 Operating Earnings Guidance*

DTE Energy

($ millions, except EPS)	YTD 2012 Actual*	2012 Guidance	
Detroit Edison	$223	$438 - $448	↑
MichCon	56	110 - 115	↓
Gas Storage & Pipelines	34	57 - 60	↑
Unconventional Gas Production	(3)	0	✓
Power & Industrial Projects	18	45 - 55	↑
Energy Trading	2	30 - 50	↓
Corporate & Other	(28)	(54)	✓
DTE Energy	**$302**	**$626 - $674**	
Operating EPS	**$1.77**	**$3.65 - $3.95**	
Avg. Shares Outstanding	171	171	

YTD performance supports full year guidance

- Detroit Edison on track to earn authorized ROE; weather likely to drive earnings above upper end of guidance range
- MichCon working to reach lower end of guidance after 1Q weather
- Gas Storage & Pipelines targeting high end of guidance
- Increased REF contribution in second half will push P&I to high end of guidance
- Energy Trading will likely be below current guidance range; earnings back-end loaded

* Reconciliation to GAAP reported earnings included in the appendix

DTE Energy

- Overview
- Second Quarter 2012 Earnings Results
- Cash Flow and Capital Expenditures
- Summary

Second Quarter 2012 Operating Earnings Per Share*


DTE Energy
$0.86
Detroit Edison
$0.74
MichCon
$0.02
Non-Utility
$0.17
Corporate & Other
($0.07)
Gas Storage & Pipelines
$0.10
Unconventional Gas Production
($0.01)
Power & Industrial Projects
$0.06
Energy Trading
$0.02

* Reconciliation to GAAP reported earnings included in the appendix

Second Quarter 2012 Operating Earnings Variance

DTE Energy

Operating Earnings*

($ millions, except EPS)

	2Q 2011	2Q 2012	Change
Detroit Edison	$ 100	$ 127	$ 27
MichCon	(3)	4	7
Gas Storage & Pipelines	14	17	3
Unconventional Gas Production	(1)	(2)	(1)
Power & Industrial Projects	5	10	5
Energy Trading	12	4	(8)
Corporate & Other	(16)	(14)	2
DTE Energy	**$ 111**	**$ 146**	**$ 35**
Operating EPS	**$ 0.65**	**$ 0.86**	**$ 0.21**
Avg. Shares Outstanding	170	171	

Drivers

Detroit Edison

- Warmer weather absent revenue decoupling mechanism (RDM), and growth in renewables

MichCon

- True-up of RDM recorded in 2012, partially offset by unfavorable weather

Non-Utility

- Gas Storage & Pipelines due to higher storage and transportation revenue
- Power & Industrial driven by REF growth, partially offset by lower coke sales
- Energy Trading lower due to fewer market opportunities

Corporate & Other

- Lower interest, partially offset by higher taxes

* Reconciliation to GAAP reported earnings included in the appendix

DTE Energy

- Overview
- Second Quarter 2012 Earnings Results
- Cash Flow and Capital Expenditures
- Summary

Strong Balance Sheet Supports Growth

DTE Energy

Leverage*


Target
50% - 52%
51%
51%
50%
2010
2011
2012E

Funds from Operations / Debt*


Target
22% - 24%
28%
24%
22%
2010
2011
2012E

- A strong balance sheet remains a key DTE priority
- Series of credit improvements in 2012
  - Fitch upgraded Detroit Edison and MichCon
  - Moody's raised its outlook to Positive
- Leverage and cash flow metrics within targeted ranges
- $1.9 billion of available liquidity as of June 30, 2012
- Issued $500 million of Detroit Edison debt at record low rates
- ~$150 million of new equity YTD; 50% of target for the year

*Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity

Second Quarter 2012 Cash Flow

DTE Energy

DTE Energy Cash Flow*

($billions)

	YTD 2011	YTD 2012
Cash From Operations	$1.2	$1.2
Capital Spending	(0.8)	(0.9)
Free Cash Flow	**$0.4**	**$0.3**
Asset Sales	0.0	0.0
Dividends	(0.2)	(0.2)
Net Cash	**$0.2**	**$0.1**

Drivers

- Strong cash flow, consistent with 2011
- Capital spending is slightly higher due to increased spending on non-utility growth projects

*** Includes securitization**

Second Quarter 2012 Capital Expenditures

DTE Energy

DTE Energy Capital Expenditures

($millions)

	YTD 2011	YTD 2012
Detroit Edison		
Base	$341	$458
Environmental	75	66
Renewables / EE	190	86
	606	610
MichCon		
Base	69	81
Main renewal	3	6
Meter move-out	6	11
	78	98
Non-Utility		
Gas Storage & Pipelines	5	59
Unconventional Gas	18	25
Power & Industrial	39	56
Energy Trading	1	1
	63	141
Corporate & Other	2	1
Total	**$749**	**$850**

Drivers

- Detroit Edison higher base capital for system reliability and spring 2012 nuclear refueling outage
- MichCon increase due to main renewal, meter move-out and advanced meters
- Increased investments in the non-utility businesses reflect higher spending for the Bluestone Pipeline and REF project relocations

DTE Energy

- Overview
- Second Quarter 2012 Earnings Results
- Cash Flow and Capital Expenditures
- Summary

Summary

DTE Energy

- 2Q 2012 operating EPS* of $0.86 benefited from warm weather
- Reaffirming current operating EPS guidance of $3.65 - $3.95; confident in the midpoint with potential weather upside
- Both utilities on track to earn their authorized ROE (temperature normal)
- Leveraging portfolio of businesses to achieve solid results
- Mandated utility investments and meaningful, low-risk growth opportunities in non-utility businesses expected to provide long-term 5% - 6% operating EPS growth
- Balance sheet and cash flow metrics remain strong
- Annualized dividend increased 5.5% to $2.48 per share (effective October 2012 dividend)

* Reconciliation to GAAP reported earnings included in the appendix

Contact Us

DTE Energy Investor Relations

www.dteenergy.com/investors

313-235-8030

DTE Energy®

Appendix

2012 Capital Expenditures & Cash Flow Guidance

DTE Energy

Capital Expenditures*

($ millions)

	2011 Actual	2012 Guidance
Detroit Edison		
Base	$688	$785
Environmental	186	255
Renewables / EE	328	235
	$1,202	$1,275
MichCon		
Base	$154	$156
Main renewal	9	37
Meter move-out	17	22
	$180	$215
Non-Utility / Corporate & Other	$146	$430
Total	**$1,528**	**$1,920**

Cash Flow Summary*

($ billions)

	2011 Actual	2012 Guidance
Cash From Operations	$2.0	$1.9
Capital Spending	(1.5)	(1.9)
Free Cash Flow	**$0.5**	**$0.0**
Asset Sales	-	0.3
Dividends	(0.4)	(0.4)
Net Cash	**$0.1**	**($0.1)**
Debt	($0.1)	$0.1

Equity issued for employee benefit programs is considered non-cash and not included in financing activities

* 2012 Guidance does not include on-site energy project acquisition

Detroit Edison Variance Analysis

Detroit Edison Operating Earnings* Variance

($ millions)



$100
$21
$5
$1
$127
2011 Q2 Operating Earnings
Weather / No RDM
Renewables Growth
Other
2012 Q2 Operating Earnings

Drivers

- Warmer weather in 2Q 2012; RDM in 2Q 2011
- Growth in earnings on renewable energy investments

* Reconciliation to GAAP reported earnings included in the appendix

MichCon Rate Case Filing (U-16999)

Estimated Net Rate Request


($ millions)
$49
$27
$1
$77
Sales / Midstream Reductions
Rate Base / Capital Structure
O&M / Other
Total

Rate Case Highlights

Represents annual base rate growth of ~4%* since last rate increase; combined with declining gas prices, annual bills decreasing ~5%*

- Lower Sales due to customer conservation and lower midstream revenues
- $377 million increase in rate base
- Other highlights
  - 11% return on equity
  - Modified revenue decoupling mechanism
  - Infrastructure recovery mechanism for main renewal, meter move-out and pipeline integrity
- Timing
  - Filed: April 2012
  - Staff Testimony: September 2012
  - Self-implement: November 2012
  - Proposal for decision: February 2013
  - Final Order: By April 2013

*Projected annualized residential change from 2010 to 2013 (weather normalized)

Unconventional Gas Operating Metrics

DTE Energy

Reserves (Bcfe)



559
652
186
279
Proved
373
373
Probable
(Unaudited)
YE2011
2Q 2012

Acreage Position (000's Acres)



87
88
17
18
Net Developed Acres
70
70
Net Undeveloped Acres
YE2011
2Q 2012

Gross Producing Wells



215
243
YE2011
2Q 2012

Net Production (Bcfe)



5.1
8 - 9
YE2011
YE 2012 Est.

YTD 2012 Results

- 28 new wells on-line, 4 in progress
- Production of 3.1 Bcfe (58% liquids)
- 73% increase in oil sales volume year-over-year
- Increased total proved reserves 50%

2012 Goals

- Prudently manage Barnett assets and focus on developing liquids production
- Pursue monetization opportunities

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play

DTE Energy

Oil and NGLs* driving value

Revenue by product (%)



Oil 61%
NGL 26%
Gas 13%
2010
2011
2012E

Proved reserves by product (%)



Oil 16%
NGL36%
Gas 48%
2010
2011
2Q 2012

- Focus on maturing Marble Falls oil play
- Drilling and completions on track
- Wells confirming resource play
  - Vertical wells initial production up to 250 bbls oil per day plus liquids rich gas
  - Potential upside with horizontal wells
  - ~65,000 net acre Marble Falls position
- Well payback period of 6-24 months at current prices with 100% IRR
  - 120-140 MBOE EUR** per well (70% liquids)
- Increased Total Proved Reserves by 50% in 2012
  - Improved completion techniques
  - Accelerated 2012 drilling schedule
- Anticipate data room available in September

* Natural gas liquids

** Thousands of barrel oil equivalents expected ultimate recovery

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

Operating Earnings* to Economic Net Income

($ millions)


$2
$21
$23
YTD 2012 Operating Earnings*
Accounting Adjustments**
YTD 2012 Economic Net Income


$14
$12
$26
YTD 2011 Operating Earnings*
Accounting Adjustments**
YTD 2011 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Energy Trading Operating Earnings*
($ millions, after-tax)

	YTD 2011	YTD 2012
Realized	$30	$22
Unrealized	8	5
O&M / Other	(24)	(25)
	$14	$2

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of the timing of recognition of the fair value of derivative contracts for accounting vs. economic purposes and not recognizing changes in the fair value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Reconciliation of 2Q 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2Q 2011 — **Net Income (millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$202	$103	($3)	$14	($1)	$5	$12	$72
Michigan Corporate Income Tax Adjustment	(88)	-	-	-	-	-	-	(88)
Fermi 1 Asset Retirement Obligation	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$111	$100	($3)	$14	($1)	$5	$12	($16)

2Q 2011 — **EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$1.19	$0.61	($0.02)	$0.09	($0.01)	$0.03	$0.07	$0.42
Michigan Corporate Income Tax Adjustment	(0.52)	-	-	-	-	-	-	(0.52)
Fermi 1 Asset Retirement Obligation	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$0.65	$0.59	($0.02)	$0.09	($0.01)	$0.03	$0.07	($0.10)

Reconciliation of YTD June 30, 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

YTD 2011 — Net Income (millions)

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$378	$188	$80	$29	($3)	$15	$14	$55
Michigan Corporate Income Tax Adjustment	(88)	-	-	-	-	-	-	(88)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$299	$197	$80	$29	($3)	$15	$14	($33)

YTD 2011 — EPS

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$2.23	$1.11	$0.48	$0.17	($0.02)	$0.09	$0.08	$0.32
Michigan Corporate Income Tax Adjustment	(0.52)	-	-	-	-	-	-	(0.52)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$1.76	$1.16	$0.48	$0.17	($0.02)	$0.09	$0.08	($0.20)

Reconciliation of Other Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

There were no reported to operating earnings adjustments in 2Q 2012 or 1Q 2012.